                                                                    EXHIBIT 23.1



             Consent of Deloitte & Touche LLP, Independent Auditors



We consent to the incorporation by reference in this Registration Statement of E*TRADE Group, Inc. on Form S-8 of our report dated October 13, 1999 (March 15, 2000 as to the second paragraph of note 1), appearing in the Annual Report on Form 10-K/A of E*TRADE Group, Inc. for the year ended September 30, 1999.



/s/ DELOITTE & TOUCHE LLP
San Jose, California
August 24, 2000